UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): May 11, 2016

ENZON PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-12957 (Commission File Number)	22-2372868 (IRS Employer Identification No.)

20 Commerce Drive (Suite 135), Cranford, New Jersey (Address of principal executive offices)		07016 (Zip Code)

(732) 980-4500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on November 11, 2015, Enzon Pharmaceuticals, Inc. (the “Company”) received a letter from the Listing Qualifications staff (the “Nasdaq Staff”) of The NASDAQ Stock Market LLC (“Nasdaq”) notifying the Company that, based upon the closing bid price of the Company’s common stock for 30 consecutive business days, it no longer met the requirement to maintain a minimum bid price of $1.00 per share, as set forth in Nasdaq Listing Rule 5550(a)(2).

On May 11, 2016, the Company received a letter from the Nasdaq Staff notifying the Company that it has not regained compliance with Nasdaq Listing Rule 5550(a)(2) and is not eligible for an additional period to regain compliance. The letter further notified the Company that, unless the Company requests an appeal of this determination, (i) the Nasdaq Staff has determined that the Company’s common stock will be scheduled for delisting from The Nasdaq Capital Market and will be suspended at the opening of business on May 20, 2016 and (ii) Nasdaq will file a Form 25-NSE with the Securities and Exchange Commission, which will remove the Company’s common stock from listing and registration on Nasdaq.

The Company does not intend to request an appeal of the Nasdaq Staff’s delisting determination. The Company expects that upon suspension of trading in its common stock on Nasdaq, the Company’s common stock will be quoted on the OTC Bulletin Board. However, the Company can give no assurance that trading in its common stock will continue on the OTC Bulletin Board or on any securities exchange or other quotation system.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this communication, other than statements that are purely historical, are forward-looking statements, including statements regarding the trading market for the Company’s common stock. Forward-looking statements can be identified by the use of forward-looking terminology such as the words “believes,” “expects,” “may,” “will,” “should,” “potential,” “anticipates,” “plans” or “intends” or the negative thereof, or other variations thereof, or comparable terminology. Forward-looking statements are based upon management’s present expectations, objectives, anticipations, plans, hopes, beliefs, intentions or strategies regarding the future and are subject to known and unknown risks and uncertainties that could cause actual results, events or developments to be materially different from those indicated in such forward-looking statements, including, but not limited to, the possibility that the Company’s common stock may not be quoted or traded on the OTC Bulletin Board or on any securities exchange or other quotation system and other risk factors contained in the Company’s filings with the SEC. These risks and uncertainties and other factors should be considered carefully and readers are cautioned not to place undue reliance on such forward-looking statements. As such, no assurance can be given that the future results covered by the forward-looking statements will be achieved. All information contained herein is as of the date of this communication, unless otherwise indicated, and the Company undertakes no duty to update this information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENZON PHARMACEUTICALS, INC.
(Registrant)

Date: May 16, 2016	By:	/s/ Andrew Rackear
Name: Andrew Rackear
Title: Chief Executive Officer and Secretary